Contingent Liabilities (Details) - USD ($) $ in Thousands	1 Months Ended	6 Months Ended
	Jun. 25, 2020	Jun. 30, 2020	Jun. 29, 2020
Contingent Liabilities (Textual)
Share and asset purchase agreement, description		In connection with the Share and Asset Purchase Agreement, the Company was required to transfer $300,000 to NetNut prior to June 15, 2019, for the purposes of its business and activities as a wholly-owned subsidiary of the Company. By December 31, 2019, the Company had transferred only $175,000. The Company accounted for EarnOut Amount based on the provisions of the Share and Asset Purchase Agreement which requires a payment of approximately $1.7 million, as well as a provision for an additional potential compensation to NetNut's former shareholders due to the above-mentioned breach.
Shareholders settling percentage	80.00%
Amount relating to settlement agreement			$ 1,600
Consideration payment		$ 1,000